Docusign Envelope ID: F05704A8-1502-4252-A4CF-C73E73B03D38

AMENDMENT TO LOAN AGREEMENT

This AMENDMENT TO LOAN AGREEMENT (this "***Amendment***") is made effective as of this 17th day of November 2025, by and between TWO SHORES CAPITAL CORP. (the "***Lender***") and Jones Soda Co. (USA) Inc. (the "***Borrower***").

WITNESSETH:

WHEREAS, reference is made to that certain Loan Agreement executed between Lender and Borrower dated February 6, 2025, (the "***Agreement***");

WHEREAS, Lender and Borrower now desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the above premises, the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. The following definitions set forth in Schedule I to the Agreement is hereby amended to now read in its entirety as follows:

   "**Revolving Loan Cap**" means $10,000,000.00

3. Effect of Amendment. Lender and Borrower each acknowledge and agree that this Amendment is not to be construed as a waiver of any term, condition or provision of the Agreement except as expressly provided for by this Amendment. Except as expressly provided for by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect, without any modification whatsoever.

4. Entire Agreement. Except as otherwise expressly set forth herein, this Amendment and the Agreement embody the complete agreement and understanding among the parties with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among such parties, written or oral, which may have related to the subject matter hereof in any way.

5. Severability. In the event that any provision of this Amendment is held to be illegal, invalid or unenforceable by any court of competent jurisdiction, or to be invalid under, under applicable law, the remaining provisions of this Amendment will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision and will be interpreted so as to effect, as closely as possible, the intent of the parties hereto.

6. Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

{signature page to follow}

Docusign Envelope ID: F05704A8-1502-4252-A4CF-C73E73B03D38

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LENDER:

TWO SHORES CAPITAL CORP.

DocuSigned by:
Sean Rosas
By: 9A0D7B36DE5C42A...
Name: Sean Rosas
Title: CEO

BORROWER:

JONES SODA CO. (USA) INC.

Signed by:
By: 16055A14409745A...
Name: Brian Meadows
Title: CFO